SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    September 5, 2002

                          THE L.S. STARRETT COMPANY

          (Exact name of registrant as specified in its charter)



Massachusetts                       1-367                   04-1866480

(State or Other Jurisdiction      (Commission              (IRS Employer
of Incorporation)                 File Number)          Identification No.)


               121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551



          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

There has been a search today by federal agents of the Company's Coordinate Measuring Machine (CMM) division at its Mt. Airy, North Carolina facility. The search appears to be focused on the division's Rapid Check measuring machine product line. The Company intends to cooperate fully with the government in its investigation. Net CMM division sales for fiscal year ended June 29, 2002 were less than 3% of the Company's total sales.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                                          THE L.S. STARRETT COMPANY


Date:  September 5, 2002	             By: s/ ROGER U. WELLINGTON, JR.
                                           Name:  Roger U. Wellington, Jr.
                                           Title:    Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer





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